UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) February 10, 2012
THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code
(513) 983-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS

Effective during the quarter ended December 31, 2011, The Procter & Gamble Company (the “Company”) implemented a number of changes to our organization structure for the Beauty & Grooming Global Business Unit (“GBU”), which resulted in changes to the components of the Beauty reportable segment and the Grooming reportable segment.  These two segments transitioned from consumer-oriented to product-oriented segment breakouts.  As a result, female blades and razors transitioned from Beauty to Grooming, while Old Spice and Gillette male personal care products moved from Grooming to Beauty.  These changes have been reflected in our segment reporting beginning in the second quarter of fiscal year 2012.

In addition, the Company changed how it presents noncontrolling interests in its consolidated financial statements beginning in the second quarter of fiscal year 2012.  Our Consolidated Statements of Earnings have been changed to present separately the net expense for earnings attributable to noncontrolling interests.  As previously disclosed, this net expense was not historically presented separately in the Consolidated Statements of Earnings due to immateriality, but was reflected within other non-operating income/(expense).  To provide additional transparency related to noncontrolling interests, the historical Consolidated Statements of Earnings have been revised to conform to the new presentation, with a corresponding change to the "net earnings" line item in the Consolidated Statements of Cash Flows.  This change does not impact our historically reported net earnings attributable to Procter & Gamble or the historical basic or diluted net earnings per share balances, nor does it impact total operating cash flows.  However, it does impact certain amounts within those statements, which is further detailed in Note 1 - Summary of Significant Accounting Policies of the notes to the Consolidated Financial Statements.

In this Form 8-K, the Company is providing a revised Management's Discussion and Analysis (“MD&A”) and consolidated financial statements and notes thereto for the years ended June 30, 2011, 2010 and 2009, to revise the segment disclosures for those periods to conform to its new organization structure and to present separately the net expense for earnings attributable to noncontrolling interests. The revised MD&A and consolidated financial statements otherwise continue to speak as the date of the filing of the Form 10-K for the fiscal year ended June 30, 2011 (the “2011 10-K”) with the Securities and Exchange Commission (“SEC”) and have not been updated for events or developments that occurred subsequent to such filing.  For developments since the filing of the 2011 10-K, please refer to the Company's Form 10-Q for the quarter ended December 31, 2011 and the Company's Forms 8-K filed since August 10, 2011, the filing date of the 2011 10-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By	/s/ Susan S. Whaley
(Susan S. Whaley) Assistant Secretary February 10, 2012

Exhibits:

99.1	Revised Management's Discussion and Analysis

99.2	Revised Consolidated Financial Statements and Accompanying Footnotes

11	Computation of earnings per share.

99.3	Updated Report of the Independent Registered Public Accountant

23	Consent of Independent Registered Public Accounting Firm.

101.INS (1)	XBRL Instance Document

101.SCH (1)	XBRL Taxonomy Extension Schema Document

101.CAL (1)	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF (1)	XBRL Taxonomy Definition Linkbase Document

101.LAB (1)	XBRL Taxonomy Extension Label Linkbase Document

101.PRE (1)	XBRL Taxonomy Extension Presentation Linkbase Document

(1)
Pursuant to Rule 406T of Regulation S-T, these interactive data files are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934 and otherwise are not subject to liability.

1